DELAWARE VIP TRUST

Delaware VIP International Value Equity Series

Supplement to the Series' Prospectuses
dated April 29, 2005

On February 16, 2006, the Board of Trustees of Delaware VIP Trust voted to approve changes to Delaware VIP International Value Equity Series' (the "Series") investment strategies and policies. The changes to the investment strategies and policies and portfolio managers are effective May 1, 2006.

The following replaces the section entitled "What are the Series' main investment strategies?"

What are the Series' main investment strategies? The Series invests primarily in equity securities that provide the potential for capital appreciation. At least 65% of the Series' total assets will be invested in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income. The Series may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Series will invest at least 80% of its assets in equity securities (the "80% Policy").

The portfolio management team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team's estimate of intrinsic value. The portfolio management team focuses on out of favor stocks that have the potential to realize their intrinsic value within a three to five year time horizon.

In selecting investments for the Series:

- Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team's understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

- The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three to five year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

The following replaces the section entitled "HOW THE SERIES IS MANAGED-Investment strategies":

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. The Series' portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The team's strategy would commonly be described as a value strategy. That is, the portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team's philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The team's philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The team's investment universe segmentation prioritizes its research and its bottom-up contrarian investment style identifies mispriced securities.

The Series may purchase securities in any foreign country, developed or emerging; however, the portfolio management team currently anticipates investing in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here.

The Series' portfolio management team generally maintains a long-term focus in the Series, seeking companies that it believes will perform well over the next three to five years.

Delaware VIP International Value Equity Series uses the same investment strategy as Delaware International Value Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders before the change in the objective became effective.

The following replaces the section entitled "Investment Manager and Sub-advisor"

Investment manager
The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs, and provides daily administrative services. For these services, the manager is paid an annual fee as follows:

As a percentage of average daily net assets	0.85% on first $500 million 0.80% on next $500 million 0.75% on next $1,500 million 0.70% on assets in excess of $2,500 million

Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian Investment Partners Limited ("Mondrian")) served as the Series' manager. On September 25, 2004, Mondrian became the Series' sub-advisor. As of May 1, 2006, Mondrian will no longer serve as the sub-adviser for the Series. Beginning May 1, 2006, Delaware Management Company will be responsible for the day to day management of the Series. The aggregate advisory fee paid by the Series was 0.85% for the last fiscal year.

Effective May 1, 2006, the following replaces the section entitled "Portfolio managers" in the Series' prospectus:

Zoë A. Neale and Edward A. "Ned" Gray have primary responsibility for making the day-to-day investment decisions for the Series. In making investment decisions for the Series, Ms. Neale and Mr. Gray are assisted by a team of investment professionals.

Zoë A. Neale, Chief Investment Officer, International Equity, Senior Vice President, and Portfolio Manager, joined Delaware Investments in June 2005 from Arborway Capital, which she founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest in 2002. Ms. Neale joined ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Edward A. "Ned" Gray, CFA, Vice President and Senior Portfolio Manager, joined Delaware Investments in June 2005 from Arborway Capital, which he co-founded in January 2005, and where he served an integral role in strategic and portfolio decisions. Mr. Gray previously worked in the investment management business at TWAM and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University's Fletcher School of Law and Diplomacy.

The following amends the section entitled "Who's Who?" in the Series' prospectuses:

Effective May 1, 2006, the paragraph detailing the Sub-advisor and its duties is deleted.

This Supplement is dated February 24, 2006.